UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 1, 2006

SOFTBRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51118	41-2021446
(State or other jurisdiction or	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Two Meridian Crossings, Suite 800 Minneapolis, Minnesota		55423
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (612) 851-1500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On October 1, 2006, SoftBrands granted 100,000 restricted stock units to each of Gregg Waldon, Ralf Suerken and Steve VanTassel, its three Senior Vice Presidents.   The restricted stock units provide the recipient the right to receive the shares of stock once they vest, but unlike prior grants, vest in lump sum in three years from the date of grant and expire and are forfeited if the employment of the holder is terminated for any reason prior to the time they vest.

Item 9.01 Financial Statements and Exhibits

(b)           Exhibits

Exhibit 10.1  Form of Stock Award granted October 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006

SOFTBRANDS, INC.

/s/ Randal B. Tofteland
Randal B. Tofteland,
Chief Executive Officer and President